18. SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2015
Notes to Financial Statements
Note 18. SUBSEQUENT EVENTS

Subsequent to December 31, 2015, 25,000 stock options with an exercise price of C$0.30 and 35,000 stock options with an exercise price of C$0.21 were exercised. 200,000 stock options with an exercise price of C$3.47 and 125,000 stock options with an exercise price of C$2.94 expired. 137,500 stock options with an exercise price of C$1.25, 410,000 stock options with an exercise price of C$0.56, 165,000 stock options with an exercise price of C$0.30 and 30,000 stock options with an exercise price of C$0.21 were forfeited.

On February 23, 2016, the Company and Sandstorm entered into an Agreement to Amend, which provides for a 17% reduction in the metal credits that the Company is required to sell and deliver to Sandstorm under the 2013 Agreement. In return, the Company refunded 17% of the Deposit by paying $5.5 million in cash and issuing $1.3 million of common shares (thereby reducing the Deposit to $33.2 million). The Agreement to Amend further provided that in the event the Company's economic interest in the Joint Venture Property is reduced by up to 34%, the additional 17% refund of the Deposit is not required to be made in cash.  At closing, the parties entered into an Amended and Restated Equity Participation and Funding Agreement dated February 14, 2013, and amended March 1, 2016. On March 1, 2016, the Company issued 5,128,604 common shares to Sandstorm at a price of C$0.3496 per common share pursuant to the Agreement to Amend.